UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                        000-31332             20-0121262
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        25800 Commercentre Dr., Suite 100
                              Lake Forest, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000

                         100 North Tampa St., Suite 3150
                              Tampa, Florida 33602
                          (Registrant's Former Address)

                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 5.  Other Events and Regulation FD Disclosure.

The following information is being furnished under Item 5 of Form 8-K: Press release, dated March 3, 2004, by Liquidmetal Technologies, Inc. announcing that it has completed a private placement of approximately $10 million of 6.0% senior convertible notes under an exemption under the Securities Act of 1933, as amended.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                        LIQUIDMETAL TECHNOLOGIES, INC.



                                        By: /s/ John Kang
                                            ------------------------------------
                                            John Kang
                                            Chairman, President, and Chief
                                            Executive Officer


Date: March 3, 2004




                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Press Release, dated March 3, 2004.














                                       3